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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Nuevo Energy Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP



Houston, Texas
December 15, 2000
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                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Nuevo Energy Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP



Houston, Texas
February 8, 2001